UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2019

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
 (Commission File Number)

Maryland (Essex Property Trust, Inc.) California (Essex Portfolio, L.P.)	77-0369576 (Essex Property Trust, Inc.) 77-0369575 (Essex Portfolio, L.P.)
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 200
San Mateo, CA 94403
(Address of principal executive offices) (Zip Code)

(650) 655-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value (Essex Property Trust, Inc.)	ESS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Essex Property Trust, Inc.	Emerging growth company	☐
Essex Portfolio, L.P.	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2019, the Company held its Annual Meeting, at which the Company’s stockholders:

1.
Elected the following nominees to serve as directors until the 2020 annual meeting or until their successors are duly elected and qualified: Keith R. Guericke, Amal M. Johnson, Mary Kasaris, Irving F. Lyons, III, George M. Marcus, Thomas E. Robinson, Michael J. Schall, Byron A. Scordelis, and Janice L. Sears.

2.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

3.	Approved, on a non-binding advisory basis, the Company's named executive officer compensation as disclosed in the Proxy.

As of the record date of February 28, 2019, for the Annual Meeting, there were 65,688,842 shares of common stock outstanding and entitled to vote.

(i)	The results of the voting for the directors were as follows:

	Affirmative	Withheld
Keith R. Guericke	57,209,163	646,920
Amal M. Johnson	56,764,162	1,091,921
Mary Kasaris	57,826,242	29,841
Irving F. Lyons, III	57,475,651	380,432
George M. Marcus	56,641,077	1,215,006
Thomas E. Robinson	56,561,025	1,295,058
Michael J. Schall	57,610,509	245,574
Byron A. Scordelis	57,394,905	461,178
Janice L. Sears	57,637,760	218,323

There were 2,605,243 broker non-votes with respect to the election of the Company’s directors.

(ii)	The results of the voting for the ratification of KPMG LLP as the Company’s registered public accounting firm for the year ending December 31, 2018 were as follows:

For	Against	Abstentions	Broker Non-Votes
58,797,273	1,636,818	27,235	0

(iii)	The results of the advisory vote to approve named executive officer compensation as disclosed in the Proxy were as follows:

For	Against	Abstentions	Broker Non-Votes
54,349,527	3,448,605	57,951	2,605,243

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 16, 2019
Essex Property Trust, Inc.

/s/ Daniel J. Rosenberg
	Name:	Daniel J. Rosenberg
	Title:	Senior Vice President, General Counsel and Secretary

Essex Portfolio, L.P.

By: Essex Property Trust, Inc., its General Partner

/s/ Daniel J. Rosenberg
	Name:	Daniel J. Rosenberg
	Title:	Senior Vice President, General Counsel and Secretary